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                                  EXHIBIT 21.1

                    SUBSIDIARIES OF REEBOK INTERNATIONAL LTD.


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
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NAME                                                             JURISDICTION OF
                                                                  INCORPORATION
                                                                 OR ORGANIZATION
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
Ralph Lauren Footwear Co., Inc.                                   Massachusetts
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RBK Thailand, Inc.                                                Massachusetts
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Reebok CHC, Inc.                                                  Massachusetts
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Reebok Foundation, Inc.                                           Massachusetts
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Reebok International Securities Corp.                             Massachusetts
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Reebok Securities Holdings Corp.                                  Massachusetts
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The Reebok Worldwide Trading Company, Ltd.                        Massachusetts
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Reebok Aviation, LLC                                                 Delaware
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The Rockport Company, LLC                                            Delaware
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Reebok International, Ltd.                                        Massachusetts
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Avintco, Inc.                                                        Delaware
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RFC, Inc.                                                            Delaware
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Reebok Austria GMBH                                                  Austria
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Rockport Gesellschaft m.b.h.                                         Austria
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Reebok of Belgium SA                                                 Belgium
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Reebok do Brasil Servicos a Participacoes Ltda                        Brazil
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Rockport do Brasil-Comercio, Servicos e Participacoes Ltda.           Brazil
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NAME                                                             JURISDICTION OF
                                                                  INCORPORATION
                                                                 OR ORGANIZATION
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
R.C. Investments Ltd.                                                 Canada
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Reebok Canada, Inc.                                                   Canada
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Reebok France SA                                                      France
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Rockport France S.a.r.l.                                              France
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AGI Sportartikel GMBH                                                Germany
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American Sports and Leisure Vertriebs GMBH                           Germany
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Reebok Deutschland GMBH                                              Germany
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Reebok (China) Services Limited                                     Hong Kong
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Reebok Far East Ltd.                                                Hong Kong
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Reebok Trading (FAR EAST) Limited                                   Hong Kong
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Reebok India Company                                                  India
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Reebok Technical Services Private Limited                             India
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Reebok Ireland Limited                                               Ireland
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Reebok Italia S.r.l.                                                  Italy
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Rockport International Trading Co. Italy S.r.l.                       Italy
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Reebok Japan Inc.                                                     Japan
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Rockport Japan Inc.                                                   Japan
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Reebok Korea Limited                                                  Korea
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Reebok Korea Technical Services Company, Ltd.                         Korea
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Reebok (Mauritius) Company Limited                                  Mauritius
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Rockport Mexico S.A. de C.V.                                          Mexico
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Reebok Distribution B.V.                                         The Netherlands
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NAME                                                             JURISDICTION OF
                                                                  INCORPORATION
                                                                 OR ORGANIZATION
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
RBK Sport Europe B.V.                                            The Netherlands
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Reebok International Finance B.V.                                The Netherlands
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Reebok Europe B.V.                                               The Netherlands
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Rockport (Europe) B.V.                                           The Netherlands
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Reebok Nederland B.V.                                            The Netherlands
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Rockport (Nederland) B.V.                                        The Netherlands
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Reebok (Philippines) Services Co., Inc.                            Philippines
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Reebok Poland SA                                                      Poland
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Reebok Portugal Artigos Desportives Lda                              Portugal
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Reebok Leisure SA                                                     Spain
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Reebok (South Africa) (Proprietary) Limited                        South Africa
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Reebok Scandinavia AB                                                 Sweden
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Reebok (Taiwan) Services Company                                      Taiwan
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Reebok Ukraine Subsidiary Enterprise                                 Ukraine
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J.W. Foster & Sons (Athletic Shoes) Limited                       United Kingdom
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RBK Holdings Plc                                                  United Kingdom
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Reebok Eastern Trading Limited                                    United Kingdom
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Reebok International Limited                                      United Kingdom
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Reebok Sports Limited                                             United Kingdom
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Reebok UK Limited                                                 United Kingdom
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The Rockport Company Limited                                      United Kingdom
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Rockport International Limited                                    United Kingdom
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
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NAME                                                             JURISDICTION OF
                                                                  INCORPORATION
                                                                 OR ORGANIZATION
--------------------------------------------------------------------------------
Reebok Pensions Management Limited                                United Kingdom
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